Supplement dated March 8, 2024 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not offer all of the Variable Sub-Accounts described below.

Effective immediately, the names of certain Portfolios are revised as shown below:

Portfolio Current Name	Portfolio Revised Name
AB Discovery Value Portfolio – Class B	AB VPS Discovery Value Portfolio – Class B
AB Relative Value Portfolio – Class B	AB VPS Relative Value Portfolio – Class B

All references in your Prospectus to the Portfolio Current Name are replaced with the corresponding Portfolio Revised Name.

If you have any questions, please call us at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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